Exhibit 10.8

AMENDMENT NO.1 TO THE LOAN AGREEMENT

Dated as of March 12, 2004

Between

OSIRIS THERAPEUTICS, INC.

as Borrower

and

BOSTON SCIENTIFIC CORPORATION,

as Lender

TABLE OF CONTENTS

		Page
SECTION 1.	Amendments to Loan Agreement	1
SECTION 2.	Conditions of Effectiveness	7
SECTION 3.	Costs and Expenses	8
SECTION 4.	Governing Law	8
SECTION 5.	Execution in Counterparts	8

Schedules
Schedule I - Existing Liens (Schedule 4.01(v) to the Loan Agreement)
Exhibits
Exhibit A - Form of Promissory Note (Exhibit A to the Loan Agreement)
Exhibit B - Form of Security Agreement (Exhibit D to the Loan Agreement)
Exhibit C - Filing Statements (Exhibit E to the Loan Agreement)
Exhibit D - Form of Opinion of Counsel for the Borrower

EXECUTION COPY

AMENDMENT NO. 1 TO THE LOAN AGREEMENT

Dated as of March 12, 2004

                AMENDMENT NO. I TO THE LOAN AGREEMENT dated as of March 5, 2003 between OSIRIS THERAPEUTICS, INC., a Delaware corporation (formerly Osiris Acquisition II, Inc.) (the “Borrower”) as borrower and BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the “Lender”) as lender.

                PRELIMINARY STATEMENTS:

                (1)           The Borrower and the Lender have entered into a Loan Agreement dated as of March 5, 2003 (the “Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan Agreement.

                (2)           The Borrower and the Lender, on the terms and conditions stated below, have agreed to amend the Loan Agreement as hereinafter set forth.

                SECTION 1. Amendments to Loan Agreement. The Loan Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                (a)           Section 1.01 is amended by adding the following defined terms:

                                ““Collateral” means all “Collateral” referred to in the Security Agreement.”

                                                                ““Collateral Documents” means the Security Agreement and any other agreement that creates or purports to create a Lien in favor of the Lender.”

                                                                ““Equity Securities” shall have the meaning specified in Section 2.01.”

                                ““Initial Advance” shall have the meaning specified in Section 2.01.”

                                                                ““Outstanding Amount” shall have the meaning specified in Section 2.01.”

                                                                ““Security Agreement” means the Security Agreement to be entered into between the Borrower and the Lender, in substantially the form of Exhibit D hereto, as amended.”

                                (b)           The definition of “Loan Documents” in Section 1.01 is amended to read as follows:

                                ““Loan Documents” means this Agreement, the Note and the Collateral Documents.”

                (c)           Section 2.01 is amended in full to read as follows:

                                                                “SECTION 2.01 The Advances. The Lender agrees, on the terms and conditions hereinafter set forth, upon satisfaction of the conditions set forth in Sections 3.01 and 3,02 hereto, and subject to Section 3.03, to make (a) an initial Advance in the amount of $5,000,000 on March 12, 2004 (the “Initial Advance”) and (b) Advances to the Borrower from time to time, but not more often than once per fiscal quarter, on any Business Day during the period from January 1, 2005 until the Conversion Date in an aggregate amount not to exceed at any time outstanding the amount of the Lender’s Commitment provided that the aggregate amount of Advances at any time outstanding during the year 2005 may not exceed $20,000,000, the aggregate amount of Advances at any time outstanding during the year 2006 may not exceed $30,000,000, the aggregate amount of Advances at any time outstanding during the year 2007 may not exceed $40,000,000 and the aggregate amount of Advances at any time outstanding during the year 2008 may not exceed $50,000,000 provided further, that in the event that the Lender is not required to make an Advance to the Borrower in any fiscal quarter solely due to the non-satisfaction of the condition precedent set forth in Section 3.02(b), the Lender agrees, in the event that the applicable Default is cured within the cure period specified therefore in Section 7.01, on the terms and conditions hereinafter set forth, upon satisfaction of the conditions set forth in Sections 3.01 and 3,02 hereto, and subject to Section 3.03, to make such Advance to the Borrower in the next succeeding fiscal quarter, in addition to any Advance that the Lender is required hereunder to make to the Borrower in such succeeding fiscal quarter. Advances made hereunder and repaid or prepaid may not be reborrowed, and any such repaid or prepaid Advances shall be included for purposes of calculating total amounts of Advances outstanding from time to time under this Section 2.01 as if no such payment or prepayment had been made.”

                (d) Section 2.05(b) is amended by inserting the words “or pursuant to Section 7.01. The Commitment shall be also permanently reduced by the principal amount of any Advances prepaid or converted pursuant to Section 2.06” immediately before the period at the end of such clause.

                (e)           Section 2.06(a) is amended in full to read as follows:

                                                                “(a) Optional. (i) Optional Prepayment. The Borrower may, upon at least two Business Days’ notice to the Lender stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances in whole or in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid, without penalty or premium. No such optional prepayment of Advances shall relieve the Borrower of its payment or mandatory prepayment obligations hereunder except to the extent the Advances and all accrued interest thereon have been prepaid.

                                                                (ii) Optional Conversion. In the event that the Borrower shall, at any time and from time to time as of and from March 12, 2004, issue equity securities in the capital stock of the Borrower (“Equity Securities”) for an aggregate cash consideration of $30,000,000 or greater, and provided that no Default has occurred and is continuing, the Borrower may thereafter, one time only, and upon at least two Business Days’ notice to the Lender stating the proposed date, and if such notice is given the Borrower shall, prepay $5,000,000 of the Advances outstanding as of such date, together with all unpaid interest as of such date that has accrued on such amount of Advances being so repaid on such date (the “Outstanding Amount”), by issuing to the Lender a whole number of Equity Securities equal to the Outstanding Amount divided by the lowest price per Equity Security paid for Equity Securities issued by the Borrower from March 12, 2004 through the date of conversion. The class and series (and all rights, privileges and other attributes) of the Equity Securities issued to the Lender upon such optional conversion shall be identical in all respects to the Equity Securities used to determine the conversion price set forth above (or, if such Equity Securities issued by the Borrower consisted of more than one class or series, then the class or series, as applicable, of the Equity Securities to be issued to the Lender upon such optional conversion shall consist of Equity Securities of the class or series, as applicable, comprising the majority of such Equity Securities issued by the Borrower, calculated based upon the cash consideration received by the Borrower for such Equity Securities). Upon the successful completion of such optional conversion, the Borrower may deliver a new Note to the Lender having a face value equal to $5,000,000 less than the face value of the Note then held by the Lender, executed by the Borrower and otherwise in form and substance satisfactory to the Lender, in exchange for the Note then held by the Lender. Such new Note may omit the sentence regarding Collateral set forth in Exhibit A hereto.”

                (f)            Section 2.08 is amended in full to read as follows:

                                                                “SECTION 2.08 Use of Proceeds. The Borrower shall use the proceeds of the Initial Advance solely for general corporate purposes of the Borrower. The Borrower shall use the proceeds of each subsequent Advance solely to pay or reimburse itself for Eligible Costs and Expenses.”

                (g)           Section 3.02(c) is amended by adding the following language in the first line thereof, immediately preceding “the schedule attached”:

                "in the case of an Advance other than the Initial Advance,''.

                (h)           Section 4.01 is retitled “Organization, Authority and Qualification of the  Borrower."

                (i)            Section 4.03 is amended in full to read as follows.

                                                “SECTION 4.03 Authority and Qualification of the Borrower. The Borrower has all necessary corporate power and authority to enter into the Loan Documents, to carry out its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery by the Borrower of the Loan Documents, the performance by the Borrower of its obligations thereunder, the consummation by the Borrower of the transactions contemplated thereby, the grant by the Borrower of the Liens granted by it pursuant to the Collateral Documents and the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) have been duly authorized by all requisite action on the part of the Borrower. Each Loan Document to which the Borrower is a party has been, or upon its execution shall be, duly executed and delivered by the Borrower, and (assuming due execution and delivery thereof by each other party thereto, if applicable) each Loan Document constitutes, or upon its execution shall constitute, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights and remedies generally, and (b) the effect of general equitable principles, regardless of whether asserted in a proceeding in equity or at law.”

                (j)            Section 4.04 is amended by adding the following clause the twelfth line following the word “except”:

                “for the Liens created under the Collateral Documents or”.

                (k)           Article 4 is amended by adding thereto a new Section 4.06, to read as follows:

                                                                “SECTION 4.06 Perfection and Protection of Security Interests. All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect, and the Collateral Documents create in favor of the Lender a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken, other than, with respect to each of the forgoing clauses in this sentence for any date on or prior to the date of the Initial Borrowing, the filing of the financing statements listed in Exhibit E hereto. The Borrower is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents.”

                (1)           Section 6.01 is amended by adding new paragraphs immediately at the end of such section, designated as Section 6.01(f) and (g), to read as follows:

                “(f)          Further Assurances, (i) Promptly upon request by the Lender, correct any material defect error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (ii) Promptly upon request by the Lender, do, execute, acknowledge, deliver, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Lender may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject the Borrower’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by the Security Agreement, (C) perfect and maintain the validity, effectiveness and priority of any of the Security Agreement any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Lender the rights granted or now or hereafter intended to be granted to the Lender under any Loan Document or under any other instrument executed in connection with any Loan Document.

                “(g)         Pre-Clinical Studies. Complete pre-clinical studies associated with the cardiovascular program that are currently scheduled to be accomplished in 2004 pursuant to Exhibit C to the Development Agreement (General, IV-Specific, and Catheter-specific, in the areas of dosing, engraftment, safety, toxicity, etc.) in a timely manner, and in any event no later than March 31, 2005.”

                (m)          Article VI is further amended by adding a new section immediately at the end of Section 6.02, designated as Section 6.03, to read as follows:

                                “SECTION 6.03 Negative Covenants.

                                                                (a)           Liens, Etc. The Borrower will not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of the Collateral of any character whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, except:
(i) Liens created under the Loan Documents:
(ii) Liens existing on the date hereof and described on Schedule 4.01(v) hereto; and
(iii) Permitted Liens, excluding Permitted Liens securing purchase money Indebtedness upon or in real property or equipment acquired or held by the Borrower or any of its Subsidiaries to the extent such Permitted Liens secure obligations other than (A) the purchase price of such property or equipment, (B)

Indebtedness incurred solely for the purpose of filing the acquisition, construction or improvement of any such property or equipment, (C) existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or (D) extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Indebtedness secured by Liens permitted by this clause (iii) shall not exceed $100,000 at any time outstanding.

                                                                (b)           Mergers, Etc. The Borrower will not merge with or sell all or substantially all of its assets to, any Person, or permit any of its Subsidiaries to do so, except that any wholly-owned Subsidiary of the Borrower may merge or consolidate with or into any other wholly-owned Subsidiary, and except that any wholly-owned Subsidiary of the Borrower may merge into the Borrower, provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

                                                                (c)           Asset Dispositions. The Borrower will not, except for any sale, assignment or transfer of Products in the ordinary course of business, sell, assign or transfer any of its assets, or permit any of its Subsidiaries to do so.

                                                                (d)           Negative Pledge. The Borrower will not enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its or its Subsidiaries’ property or assets, or permit any of its Subsidiaries to do so, except (i) in favor of the Lender, or (ii) Capitalized Leases not to exceed in the aggregate $250,000 at any time outstanding (solely to the extent that any such Capitalized Lease prohibits a Lien on the property subject thereto).”

                (n)           Section 7.01(h) is amended by inserting “or” immediately after “Borrower;” in the second line thereof and by adding three new paragraphs immediately after such Section, to read as follows:

                                                “(i)          any Collateral Document or financing statement after delivery thereof pursuant to Section 6.02(a) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

                                                (j)            any Collateral Document shall be terminated or any material provision of any of the Collateral Documents shall cease for any reason to be in full force and effect or shall for any reason cease to be the lawful, valid and binding obligation of or enforceable against the Borrower or any other party thereto, or the Borrower or any applicable governmental authority shall so state in writing, or the validity or enforceability of any such agreement is at any time contested by any of the parties thereto; or the validity, priority or enforceability of the Liens or assignment created in favor of the Lender under the Collateral Documents shall be contested by any Person or the Lender shall cease to have a valid and perfected first priority lien on and security interest in the collateral granted pursuant to the Collateral Documents or the Borrower shall cease to own the Collateral free and clear of all Liens other than the Lien or assignment created in favor of the Lender pursuant to the Collateral Documents, in each case other than in connection with a termination of the Security Agreement permitted by Section 19(b) of the Security Agreement;”.

                (o)           Schedule I hereto is hereby incorporated to the Loan Agreement as Schedule 4.01(v) thereto.

                (p)           The form of Notice of Borrowing attached to the Loan Agreement as Exhibit B - Form of Notice of Borrowing is hereby amended by inserting square brackets around paragraph (C) thereof and inserting immediately thereafter:

                “[TO BE INCLUDED IN ALL ADVANCES OTHER THAN THE INITIAL ADVANCE]”.

                (q)           Exhibit A to the Loan Agreement is hereby replaced in its entirety by Exhibit A hereto,

                (r)            Exhibit B hereto is hereby incorporated into the Loan Agreement as Exhibit D thereto.

                (s)           Exhibit C hereto is hereby incorporated into the Loan Agreement as Exhibit E thereto.

                SECTION 2. Conditions of Effectiveness. This Amendment shall become effective on and as of the date first above written when, and only when, the Lender shall have received counterparts of this Amendment executed by the Borrower. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.02 of the Loan Agreement, and Section 1 hereof shall become effective when, and only when, the Lender shall have received all of the following documents, each such document (unless otherwise specified) dated the date hereof, in form and substance satisfactory to the Lender:

                (a)           a Note for the account of the Lender, duly executed by the Borrower, in the amount of $50,000,000.

                (b)           a counterpart of the Security Agreement duly executed by the Borrower, together with evidence of the completion of all recordings, filings and registrations of the Security Agreement and other actions that the Lender may deem necessary or appropriate in order to perfect and protect the Liens created thereby;

                (c)           certified copies of (i) the resolutions of the Board of Directors of the Borrower approving this Amendment and the matters contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby and thereby;

                (d)           a favorable opinion of Thomas & Libowitz, P.A., counsel for the Borrower, in substantially the form of Exhibit D hereto;

                (e)           a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatories of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, and

                (f)            a certificate signed by a duly authorized officer of the Borrower stating that no event has occurred and is continuing that constitutes a Default.

                SECTION 3. Costs and Expenses. Except as otherwise specified in this Amendment, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Amendment and the transactions contemplated by this Amendment shall be paid by the party incurring such costs and expenses.

                SECTION 4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware. Each of the Borrower and the Lender unconditionally and irrevocably agree and consent to the exclusive jurisdiction of the courts located in the State of Delaware and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, and further agree not to commence any such action, suit or proceeding in any such court.

                SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OSIRIS THERAPEUTICS, INC.,
as Borrower

By	/s/ illegible
Title: Chairman of the Board

BOSTON SCIENTIFIC CORPORATION,
as Lender

By
Title:

SCHEDULE I

SCHEDULE 4.01(v) TO THE LOAN AGREEMENT

Existing Liens

Secured Party	Financing Statement	Date	State of Filing	Status
				Active
Hewlett-Packard1	151458479	05/25/1995	Maryland

Signet	151598020	06/07/1995	Maryland	Active
Bank/Maryland2

Dominion	151988438	07/17/1995	Maryland	Released
Ventures3

Dominion	152498447	09/06/1995	Maryland	Released
Ventures

Dominion	152618333	09/18/1995	Maryland	Released
Ventures

Dominion	153178488	11/13/1995	Maryland	Released
Ventures

Dominion	153178773	11/13/1995	Maryland	Released
Ventures

Dominion	153528309	12/18/1995	Maryland	Released
Ventures

Dominion	153528349	12/18/1995	Maryland	Released
Ventures

Dominion	153638516	12/29/1995	Maryland	Released
Ventures

Dominion	160108494	01/10/1996	Maryland	Released
Ventures

Dominion	160168377	01/16/1996	Maryland	Released
Ventures

Dominion	160298286	01/29/1996	Maryland	Released
Ventures

Dominion	160718279	03/11/1996	Maryland	Released
Ventures

1                  Hewlett-Packard obligation has been satisfied and the Company is in the process of obtaining and the appropriate release.

2                  Lien is on a cash account that contains money covering debt service on the Signet loan.

3                  Dominion obligations have been satisfied and the Company has been authorized to release the Dominion liens. The Company is in the process of filing the appropriate releases.

Secured Party	Financing Statement	Date	State of Filing	Status

Dominion	160788000	03/18/1996	Maryland	Released
Ventures

Dominion	160998323	04/08/1996	Maryland	Released
Ventures

Dominion Ventures	161008224	04/09/1996	Maryland	Released

Dominion	163027014	10/28/1996	Maryland	Released
Ventures

Dominion	163028180	10/28/1996	Maryland	Released
Ventures

Dominion	163028599	10/28/1996	Maryland	Released
Ventures

Dominion	163027015	10/28/1996	Maryland	Released
Ventures

General Electric	000016941	07/16/1998	Maryland	Released
Capital Corporation

EXHIBIT A

FORM OF

PROMISSORY NOTE

U.S.$50,000,000	Dated:	, 20

                FOR VALUE RECEIVED, the undersigned, OSIRIS THERAPEUTICS, INC. (the "Borrower”), HEREBY PROMISES TO PAY, as and when specified in the Loan Agreement referred to below, to the order of BOSTON SCIENTIFIC CORPORATION (the “Lender”) the aggregate principal amount of the Advances made by the Lender to the Borrower pursuant to the Loan Agreement dated as of March 5, 2003, between the Borrower and the Lender (as amended by Amendment No. 1 to the Loan Agreement dated as of March 12, 2004 and as amended or modified from time to time, the “Loan Agreement”; the terms defined therein being used herein as therein defined).

                The Borrower promises, in accordance with the terms and conditions of the Loan Agreement, to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement.

                Both principal and interest are payable in lawful money of the United States of America to the Lender, at the Lender Account, in same day funds. Each Advance owing to the Lender by the Borrower pursuant to the Loan Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making of Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. The obligations of the Borrower under this Promissory Note and the Loan Agreement are secured by the Collateral as provided in the Loan Documents.

OSIRIS THERAPEUTICS, INC.

By
Title:

ADVANCES AND PAYMENTS OF PRINCIPAL

		Amount of	Unpaid
	Amount of	Principal	Principal	Notation
Date	Advance	Paid	Balance	Made By

EXHIBIT B

EXHIBIT D TO THE LOAN AGREEMENT

FORM OF SECURITY AGREEMENT

EXHIBIT C

EXHIBIT E TO THE LOAN AGEEMENT

FILING STATEMENTS

FILING STATEMENTS RELATING TO THE COLLATERAL

1. UCC-1 to be filed with the secretary of state of the state of Delaware, in the form attached hereto.

EXHBIT D

FORM OF OPINION OF COUNSEL FOR THE BORROWER